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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-41567 of Prolong International Corporation and subsidiaries on Form S-8 of our report dated March 2, 2001, appearing in this Annual Report on Form 10-K of Prolong International Corporation and subsidiaries for the year ended
December 31, 2001.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

Costa Mesa, California
March 22, 2002